                        PROSPECTUS -- FEBRUARY 28, 1997
================================================================================
                            SUNAMERICA SERIES TRUST
================================================================================

                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

SunAmerica Series Trust ("Trust") is an open-end management investment company. The Trust consists of 15 Portfolios, each of which has its own investment objectives and policies.

The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

The GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, through investment in high quality fixed-income securities of U.S. and foreign issuers and through transactions in foreign currencies.

The CORPORATE BOND PORTFOLIO seeks a high total return with only moderate price risk by investing primarily in investment grade fixed-income securities.

The HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world.

The SUNAMERICA BALANCED PORTFOLIO seeks to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds.



The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation by investing primarily in the equity and debt securities of utility companies.

THE HIGH-YIELD BOND AND WORLDWIDE HIGH INCOME PORTFOLIOS INVEST PREDOMINANTLY IN, AND THE CORPORATE BOND AND ASSET ALLOCATION PORTFOLIOS MAY INVEST IN, LOWER-RATED AND UNRATED BONDS (ALSO KNOWN AS "JUNK BONDS"). BONDS OF THIS TYPE ARE TYPICALLY SUBJECT TO GREATER MARKET FLUCTUATIONS AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE INVESTMENTS IN LOWER-YIELDING, HIGHER-RATED BONDS. SEE "DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES -- RISK FACTORS RELATING TO HIGH-YIELD BONDS" FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH HIGH-YIELD, HIGH-RISK SECURITIES.

                                                  (Cover continued on next page)
                            ------------------------

INVESTMENTS IN A PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER ENTITY OR PERSON.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Trust. Please read it carefully and retain it for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Further information about the performance of the Portfolios is contained in the Trust's Annual Report to Shareholders. The Annual Report to Shareholders and the Statement of Additional Information may be obtained upon request and without charge by writing to the Trust at the above address or by calling 1-800-445-SUN2.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

(Cover continued from previous page)

The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

The VENTURE VALUE PORTFOLIO seeks to achieve growth of capital by investing primarily in common stocks.


The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.


The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and through transactions in foreign currencies.

The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing in accordance with country weightings determined by the Subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of small capitalization growth companies.

Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and may be sold to fund variable life contracts issued in the future. The contracts involve fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract. See the applicable contract prospectus for information regarding contract fees and expenses and any restrictions or limitations.

=========================================================
                               TABLE OF CONTENTS
=========================================================

 TOPIC                                     PAGE
 -----                                     ----
 FINANCIAL HIGHLIGHTS.....................    4
 THE TRUST, ITS INVESTMENT OBJECTIVES AND
   POLICIES...............................    7
       Cash Management Portfolio..........    8
       Global Bond Portfolio..............    8
       Corporate Bond Portfolio...........    9
       High-Yield Bond Portfolio..........   10
       Worldwide High Income Portfolio....   11
       SunAmerica Balanced Portfolio......   13
       Asset Allocation Portfolio.........   13
       Utility Portfolio..................   14
       Growth-Income Portfolio............   15
       Federated Value Portfolio..........   15
       Venture Value Portfolio............   16
       Alliance Growth Portfolio..........   16
       Global Equities Portfolio..........   17
       International Diversified Equities
       Portfolio..........................   17
       Aggressive Growth Portfolio........   18
 DESCRIPTION OF SECURITIES AND INVESTMENT
   TECHNIQUES.............................   19
 MANAGEMENT...............................   30
 PORTFOLIO TURNOVER AND BROKERAGE.........   34
 DIVIDENDS, DISTRIBUTIONS AND FEDERAL
   TAXES..................................   35
 PRICE OF SHARES..........................   36
 PURCHASES AND REDEMPTIONS................   36
 SHAREHOLDER VOTING RIGHTS................   36
 INDEPENDENT ACCOUNTANTS..................   37
 SHAREHOLDER INQUIRIES....................   37
 FINANCIAL INFORMATION....................   37

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

The following Financial Highlights for the Portfolios and periods set forth below have been audited by Price Waterhouse LLP, the Trust's independent accountants, whose report on the financial statements containing such information is included in the Trust's Annual Report to Shareholders. These Financial Highlights* should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information.

                                                                                   DIVIDENDS     DIVIDENDS
                                                      NET             TOTAL        DECLARED      FROM NET         NET
                      NET ASSET       NET           REALIZED           FROM        FROM NET      REALIZED        ASSET
                        VALUE       INVEST-       & UNREALIZED       INVEST-        INVEST-       GAIN ON        VALUE
                      BEGINNING       MENT       GAIN (LOSS) ON        MENT          MENT         INVEST-       END OF
   PERIOD ENDED       OF PERIOD     INCOME**      INVESTMENTS       OPERATIONS      INCOME         MENTS        PERIOD
========================================================================================================================

                                               Cash Management Portfolio
2/9/93-11/30/93        $ 10.00       $ 0.19          $ 0.01           $ 0.20        $    --       $    --       $ 10.20
11/30/94                 10.20         0.38           (0.02)            0.36          (0.09)           --         10.47
11/30/95                 10.47         0.56            0.01             0.57          (0.34)           --         10.70
11/30/96                 10.70         0.53           (0.02)            0.51          (0.45)           --         10.76
------------------------------------------------------------------------------------------------------------------------

                                                 Global Bond Portfolio
7/1/93-11/30/93          10.00         0.13            0.17             0.30             --            --         10.30
11/30/94                 10.30         0.53           (0.86)           (0.33)         (0.09)        (0.05)         9.83
11/30/95                  9.83         0.60            0.97             1.57          (0.38)           --         11.02
11/30/96                 11.02         0.59            0.54             1.13          (0.75)           --         11.40
------------------------------------------------------------------------------------------------------------------------

                                                Corporate Bond Portfolio
7/1/93-11/30/93          10.00         0.14            0.05             0.19             --            --         10.19
11/30/94                 10.19         0.52           (0.87)           (0.35)         (0.05)        (0.04)         9.75
11/30/95                  9.75         0.60            1.00             1.60          (0.53)           --         10.82
11/30/96                 10.82         0.65            0.03             0.68          (0.41)           --         11.09
------------------------------------------------------------------------------------------------------------------------

                                               High-Yield Bond Portfolio
2/9/93-11/30/93          10.00         0.76            0.36             1.12             --            --         11.12
11/30/94                 11.12         1.20           (1.65)           (0.45)         (0.29)        (0.06)        10.32
11/30/95                 10.32         1.11            0.12             1.23          (1.02)           --         10.53
11/30/96                 10.53         0.98            0.48             1.46          (0.95)           --         11.04
------------------------------------------------------------------------------------------------------------------------

                                            Worldwide High Income Portfolio
10/28/94-11/30/94        10.00         0.04           (0.09)           (0.05)            --            --          9.95
11/30/95                  9.95         1.10            0.47             1.57          (0.10)           --         11.42
11/30/96                 11.42         1.25            1.60             2.85          (0.87)        (0.05)        13.35
------------------------------------------------------------------------------------------------------------------------

                                             SunAmerica Balanced Portfolio
6/3/96-11/30/96          10.00         0.10            1.03             1.13             --            --         11.13
========================================================================================================================


                                    NET                       RATIO OF NET
                                   ASSETS       RATIO OF       INVESTMENT
                                   END OF       EXPENSES         INCOME                       AVERAGE
                      TOTAL        PERIOD      TO AVERAGE      TO AVERAGE      PORTFOLIO     COMMISSION
   PERIOD ENDED     RETURN***     (000'S)      NET ASSETS      NET ASSETS      TURNOVER      PER SHARE@
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                                               Cash Management Portfolio
2/9/93-11/30/93        2.00%      $ 24,603        0.71%+++         2.53%+++        --%            N/A
11/30/94               3.51         89,098        0.70++           3.73++          --             N/A
11/30/95               5.59         90,731        0.67             5.32            --             N/A
11/30/96               4.92         91,247        0.62             4.90            --             N/A
------------------------------------------------------------------------------------------------------------------------

                                                 Global Bond Portfolio
7/1/93-11/30/93        3.00         25,010        1.35+++          3.56+++         84             N/A
11/30/94              (3.18)        44,543        1.06             5.29           347             N/A
11/30/95              16.40         59,759        0.95             5.89           339             N/A
11/30/96              10.94         68,221        0.89             5.44           223             N/A
------------------------------------------------------------------------------------------------------------------------

                                                Corporate Bond Portfolio
7/1/93-11/30/93        1.90         11,667        0.94+++          3.92+++        208             N/A
11/30/94              (3.41)        15,869        0.94++           5.21++         419             N/A
11/30/95              17.01         29,475        0.96++           5.93++         412             N/A
11/30/96               6.51         37,207        0.97             6.11           338             N/A
------------------------------------------------------------------------------------------------------------------------

                                               High-Yield Bond Portfolio
2/9/93-11/30/93       11.20         41,851        0.94+++          9.43+++        229             N/A
11/30/94              (4.26)        55,803        0.92++          11.07++         225             N/A
11/30/95              12.64         82,174        0.80            10.80           174             N/A
11/30/96              14.86        113,229        0.77             9.41           107             N/A
------------------------------------------------------------------------------------------------------------------------

                                            Worldwide High Income Portfolio
10/28/94-11/30/94     (0.50)        10,478        1.60+++          4.48+++          2             N/A
11/30/95              16.02         21,515        1.30            10.46           176             N/A
11/30/96              26.87         49,204        1.18            10.45           177             N/A
------------------------------------------------------------------------------------------------------------------------

                                             SunAmerica Balanced Portfolio
6/3/96-11/30/96       11.30         10,224        1.00+++          1.92+++         40          0.0600
========================================================================================================================

  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser
*** Does not reflect expenses that apply to the separate accounts of Anchor
    National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
 @ The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased or sold.
  + Annualized
  ++ During the periods ended November 30, 1993, 1994, 1995 and 1996, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                EXPENSES                         NET INVESTMENT INCOME
                                                     -------------------------------       ----------------------------------
                                                     1993     1994     1995     1996       1993     1994      1995      1996
------------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio.........................   1.10%    0.78%    0.67%    0.62%      2.14%     3.65%     5.32%     4.90%
Global Bond Portfolio.............................   1.81     1.06     0.95     0.89       3.10      5.29      5.89      5.44
Corporate Bond Portfolio..........................   1.81     1.09     0.97     0.97       3.05      5.06      5.92      6.11
High-Yield Bond Portfolio.........................   1.29     0.93     0.80     0.77       9.08     11.06     10.80      9.41
Worldwide High Income Portfolio...................     --     2.26     1.30     1.18         --      3.82     10.46     10.45
SunAmerica Balanced Portfolio.....................     --       --       --     1.43         --        --        --      1.49
------------------------------------------------------------------------------------------------------------------------------

                                                                        DEBT            AVERAGE          AVERAGE         AVERAGE
                                                         YEAR        OUTSTANDING         DEBT            SHARES           DEBT
                                                        ENDED        AT YEAR END      OUTSTANDING      OUTSTANDING      PER SHARE
                                                       --------      -----------      -----------      -----------      ---------
------------------------------------------------------------------------------------------------------------------------------
Worldwide High Income Portfolio.....................   11/30/96          --            $ 120,656        3,085,308        $0.0391
==============================================================================================================================

================================================================================

The following Financial Highlights for the Portfolios and periods set forth below have been audited by Price Waterhouse LLP, the Trust's independent accountants, whose report on the financial statements containing such information is included in the Trust's Annual Report to Shareholders. These Financial Highlights* should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information.

                                                                                   DIVIDENDS     DIVIDENDS
                                      NET             NET             TOTAL        DECLARED      FROM NET       NET
                      NET ASSET     INVEST-         REALIZED           FROM        FROM NET      REALIZED      ASSET
                        VALUE         MENT        & UNREALIZED       INVEST-        INVEST-       GAIN ON      VALUE
                      BEGINNING      INCOME      GAIN (LOSS) ON        MENT          MENT         INVEST-      END OF       TOTAL
   PERIOD ENDED       OF PERIOD     (LOSS)**      INVESTMENTS       OPERATIONS      INCOME         MENTS       PERIOD     RETURN***
==============================================================================================================================

                                                    Asset Allocation Portfolio
7/1/93-11/30/93        $ 10.00       $ 0.08          $ 0.28           $ 0.36        $    --       $    --      $10.36       3.60%
11/30/94                 10.36         0.29           (0.25)            0.04          (0.05)        (0.03)      10.32        0.30
11/30/95                 10.32         0.42            2.24             2.66          (0.20)        (0.04)      12.74       26.10
11/30/96                 12.74         0.48            2.00             2.48          (0.31)        (0.39)      14.52       20.27
------------------------------------------------------------------------------------------------------------------------------

                                                         Utility Portfolio
6/3/96-11/30/96          10.00         0.24            0.51             0.75             --            --       10.75        7.50
------------------------------------------------------------------------------------------------------------------------------

                                                      Growth-Income Portfolio
2/9/93-11/30/93          10.00         0.12            0.49             0.61             --            --       10.61        6.10
11/30/94                 10.61         0.13           (0.36)           (0.23)         (0.04)        (0.01)      10.33       (2.20)
11/30/95                 10.33         0.17            3.31             3.48          (0.10)           --       13.71       33.89
11/30/96                 13.71         0.18            3.48             3.66          (0.12)        (0.43)      16.82       27.41
------------------------------------------------------------------------------------------------------------------------------

                                                     Federated Value Portfolio
6/3/96-11/30/96          10.00         0.07            1.01             1.08             --            --       11.08       10.80
------------------------------------------------------------------------------------------------------------------------------

                                                      Venture Value Portfolio
10/28/94-11/30/94        10.00         0.03           (0.25)           (0.22)            --            --        9.78       (2.20)
11/30/95                  9.78         0.17            3.55             3.72          (0.03)           --       13.47       38.17
11/30/96                 13.47         0.18            3.46             3.64          (0.09)        (0.12)      16.90       27.44
==============================================================================================================================




                      NET                       RATIO OF NET
                     ASSETS       RATIO OF       INVESTMENT
                     END OF       EXPENSES         INCOME                       AVERAGE
                     PERIOD      TO AVERAGE      TO AVERAGE      PORTFOLIO     COMMISSION
   PERIOD ENDED     (000'S)      NET ASSETS      NET ASSETS      TURNOVER      PER SHARE@
==================

                                                    Asset Allocation Portfolio
7/1/93-11/30/93     $ 35,590        0.99%+++        2.33%+++         71%            N/A
11/30/94             106,856        0.94++          2.71++          152             N/A
11/30/95             199,836        0.81            3.62            207             N/A
11/30/96             316,388        0.74            3.66            200          0.0587
------------------

                                                         Utility Portfolio
6/3/96-11/30/96        6,299        1.05+++         4.41+++          24           .0439
------------------

                                                      Growth-Income Portfolio
2/9/93-11/30/93       45,080        0.82+++         1.59+++          27             N/A
11/30/94              84,899        0.81++          1.26++           59             N/A
11/30/95             171,281        0.77            1.42             59             N/A
11/30/96             325,463        0.72            1.21             82          0.0597
------------------

                                                     Federated Value Portfolio
6/3/96-11/30/96       12,460        1.05+++         1.26+++          30          0.0520
------------------

                                                      Venture Value Portfolio
10/28/94-11/30/94      4,449        1.10+++         3.93+++          --             N/A
11/30/95             154,908        1.00++          1.43++           18             N/A
11/30/96             516,413        0.85            1.21             22          0.0598
==================


  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser
*** Does not reflect expenses that apply to the separate accounts of Anchor
    National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
 @ The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased or sold.
  + Annualized
  ++ During the periods ended November 30, 1993, 1994, 1995 and 1996, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                                EXPENSES                      NET INVESTMENT INCOME (LOSS)
                                                     -------------------------------       ----------------------------------
                                                     1993     1994     1995     1996       1993     1994      1995      1996
------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Portfolio........................   1.67%    0.94%    0.81%    0.74%      1.65%     2.71%     3.62%     3.66%
Utility Portfolio.................................     --       --       --     1.93         --        --        --      3.53
Growth-Income Portfolio...........................   1.40     0.89     0.77     0.72       1.01      1.18      1.42      1.21
Federated Value Portfolio.........................     --       --       --     1.57         --        --        --      0.74
Venture Value Portfolio...........................     --     3.89     1.02     0.85         --      1.14      1.41      1.21
==============================================================================================================================

================================================================================

The following Financial Highlights for the Portfolios and periods set forth below have been audited by Price Waterhouse LLP, the Trust's independent accountants, whose report on the financial statements containing such information is included in the Trust's Annual Report to Shareholders. These Financial Highlights* should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information.


                                                                                   DIVIDENDS     DIVIDENDS
                                      NET             NET             TOTAL        DECLARED      FROM NET         NET
                      NET ASSET     INVEST-         REALIZED           FROM        FROM NET      REALIZED        ASSET
                        VALUE         MENT        & UNREALIZED       INVEST-        INVEST-       GAIN ON        VALUE
                      BEGINNING      INCOME      GAIN (LOSS) ON        MENT          MENT         INVEST-       END OF
   PERIOD ENDED       OF PERIOD     (LOSS)**      INVESTMENTS       OPERATIONS      INCOME         MENTS        PERIOD
========================================================================================================================

                                               Alliance Growth Portfolio
2/9/93-11/30/93        $ 10.00       $ 0.05          $ 0.87           $ 0.92        $    --       $    --       $ 10.92
11/30/94                 10.92         0.04           (0.14)           (0.10)         (0.01)        (0.17)        10.64
11/30/95                 10.64         0.07            5.08             5.15          (0.03)        (0.13)        15.63
11/30/96                 15.63         0.08            4.07             4.15          (0.04)        (1.01)        18.73
------------------------------------------------------------------------------------------------------------------------

                                               Global Equities Portfolio
2/9/93-11/30/93          10.00         0.03            0.96             0.99             --            --         10.99
11/30/94                 10.99         0.05            0.71             0.76          (0.01)        (0.07)        11.67
11/30/95                 11.67         0.12            1.64             1.76          (0.08)        (0.29)        13.06
11/30/96                 13.06         0.14            2.19             2.33          (0.14)        (0.33)        14.92
------------------------------------------------------------------------------------------------------------------------

                                      International Diversified Equities Portfolio
10/28/94-11/30/94        10.00         0.01           (0.23)           (0.22)            --            --          9.78
11/30/95                  9.78         0.07            0.38             0.45          (0.08)           --         10.15
11/30/96                 10.15         0.05            1.43             1.48          (0.26)           --         11.37
------------------------------------------------------------------------------------------------------------------------

                                              Aggressive Growth Portfolio
6/3/96-11/30/96          10.00         0.02            0.34             0.36             --            --         10.36
========================================================================================================================




                                    NET                       RATIO OF NET
                                   ASSETS       RATIO OF       INVESTMENT
                                   END OF       EXPENSES         INCOME                        AVERAGE
                      TOTAL        PERIOD      TO AVERAGE      TO AVERAGE      PORTFOLIO     COMMISSION
   PERIOD ENDED     RETURN***     (000'S)      NET ASSETS      NET ASSETS      TURNOVER      PER SHARE @
========================================================================================================================

                                               Alliance Growth Portfolio
2/9/93-11/30/93        9.20%      $ 23,256        0.82%+++         0.61%+++        73%             N/A
11/30/94              (0.93)        52,213        0.82++           0.37++         146              N/A
11/30/95              48.91        167,870        0.79             0.51           138              N/A
11/30/96              28.05        381,367        0.71             0.51           121           0.0649
------------------------------------------------------------------------------------------------------------------------

                                               Global Equities Portfolio
2/9/93-11/30/93        9.90         43,737        1.50+++          0.38+++         58              N/A
11/30/94               6.87        136,758        1.28             0.42            67              N/A
11/30/95              15.58        165,752        1.14             1.02           106              N/A
11/30/96              18.21        246,482        1.03             1.04            70           0.0256
------------------------------------------------------------------------------------------------------------------------

                                      International Diversified Equities Portfolio
10/28/94-11/30/94     (2.20)        12,438        1.70+++          1.60+++         --              N/A
11/30/95               4.63         48,961        1.70++           0.76++          52              N/A
11/30/96              14.85        157,008        1.59             0.47            53           0.0023
------------------------------------------------------------------------------------------------------------------------

                                              Aggressive Growth Portfolio
6/3/96-11/30/96        3.60         35,124        1.05+++          0.46+++         47           0.0600
========================================================================================================================

   * Calculated based upon average shares outstanding
  ** After fee waivers and expense reimbursements by the investment adviser
 *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First
     SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
   @ The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased or sold.
   + Annualized
  ++ During the periods ended November 30, 1993, 1994, 1995 and 1996, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                                   EXPENSES                      NET INVESTMENT INCOME (LOSS)
                                                        -------------------------------       -----------------------------------
                                                        1993     1994     1995     1996       1993      1994      1995      1996
                                                        ----     ----     ----     ----       -----     -----     -----     -----
------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio............................   1.56%    0.96%    0.79%    0.71%      (0.13)%    0.23%     0.51%     0.51%
Global Equities Portfolio............................   2.52     1.28     1.14     1.03       (0.64)     0.42      1.02      1.04
International Diversified Equities Portfolio.........     --     3.50     2.09     1.59          --     (0.20)     0.37      0.47
Aggressive Growth Portfolio..........................     --       --       --     1.09          --        --        --      0.42
==============================================================================================================================

=========================================================
               THE TRUST, ITS INVESTMENT OBJECTIVES AND POLICIES
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The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. It was established to provide a funding medium for certain annuity contracts issued by the Anchor National Life Insurance Company and First SunAmerica Life Insurance Company (collectively referred to as the "Life Companies").

The Trust issues 15 separate series of shares ("Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Board of Trustees may establish additional series in the future. The current Portfolios are the Cash Management Portfolio, Global Bond Portfolio, Corporate Bond Portfolio, High-Yield Bond Portfolio, Worldwide High Income Portfolio, SunAmerica Balanced Portfolio, Asset Allocation Portfolio, Utility Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Venture Value Portfolio, Alliance Growth Portfolio, Global Equities Portfolio, International Diversified Equities Portfolio and Aggressive Growth Portfolio. All shares may be purchased or redeemed by the Accounts at net asset value without any sales or redemption charge.

SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect, wholly owned subsidiary of Anchor National Life Insurance Company, serves as investment adviser for all the Portfolios of the Trust. (See "Management.") Alliance Capital Management L.P. ("Alliance") serves as subadviser for the Global Equities, Alliance Growth and Growth-Income Portfolios; Davis Selected Advisers, L.P. ("Davis Selected") serves as subadviser for the Venture Value Portfolio; Federated Investment Counseling ("Federated") serves as subadviser for the Corporate Bond, Federated Value and Utility Portfolios; Goldman Sachs Asset Management ("GSAM") serves as subadviser for the Asset Allocation Portfolio; Goldman Sachs Asset Management International ("GSAM-International") serves as subadviser for the Global Bond Portfolio; Morgan Stanley Asset Management Inc. ("MSAM") serves as subadviser for the International Diversified Equities and Worldwide High Income Portfolios. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced, or Aggressive Growth Portfolios. SAAMCo performs all investment advisory services for these Portfolios.

Each Portfolio has investment objectives and certain policies as described in this Prospectus. There can be no guarantee that any Portfolio's investment objectives will be met or that the net return on an investment in a Portfolio will exceed that which could have been obtained through other investment or savings vehicles. Investors should carefully review the investment objectives and policies of a Portfolio and consider their ability to assume the risks involved before making an investment in a Portfolio. Each Portfolio also has certain fundamental investment restrictions, which are described in the Statement of Additional Information. A Portfolio's fundamental investment restrictions may not be changed without a majority of the outstanding voting securities of that Portfolio. See "Shareholder Voting Rights." All other investment practices may be changed without a vote of the shareholders.

The Global Bond, Worldwide High Income, Utility and International Diversified Equities Portfolios are organized as separate "non-diversified" portfolios of the Trust (as such term is defined under the Investment Company Act of 1940, as amended, (the "1940 Act")); subject, however, to certain tax diversification requirements and to diversification guidelines of the California Department of Insurance. See "Dividends, Distributions and Federal Taxes." The Utility Portfolio intends to concentrate its investments in the utility industry, which means that the Portfolio intends to invest at least 25% of its total assets in the securities of utility companies.

The Portfolios' investment objectives are discussed below. Please also refer, however, to the section captioned "Description of Securities and Investment Techniques" for a more detailed description of the characteristics and risks associated with the types of securities in which the various Portfolios may invest. Reference is also made in the following sections to ratings assigned to certain types of securities by Standard & Poor's Rating Services, a Division of the McGraw Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") and

Thomson BankWatch, Inc., recognized independent securities ratings institutions. References to the particular ratings categories of the securities in which a Portfolio may invest should be read to include unrated securities deemed by the Adviser or Subadviser to be of comparable quality to the rated securities in such categories. A description of the ratings categories assigned by S&P, Moody's, Fitch and Duff & Phelps is contained in the Statement of Additional Information.

CASH MANAGEMENT PORTFOLIO

The Cash Management Portfolio seeks high current yield while preserving capital by investing in a diversified selection of money market instruments including corporate bonds and notes; commercial bank obligations; securities of the U.S. government, its agencies and instrumentalities; commercial paper and savings association obligations. These securities mature in one year or less. The Cash Management Portfolio also may enter into repurchase agreements and firm commitment agreements and purchase when-issued securities. See "Description of Securities and Investment Techniques."

The Cash Management Portfolio invests only in securities determined, in accordance with procedures established by the Trust's Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody's and S&P (for example, commercial paper rated P-1 and A-1 by Moody's and S&P, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating category by Moody's and S&P.

Although investments in the Cash Management Portfolio should present minimal market risk because the investments of the Portfolio consists of only short-term debt obligations, an investment in this Portfolio is subject to the risks of declining interest rates and the economy as a whole. Also, the return on an investment in the Cash Management Portfolio would not be the same as the return on an investment in a money market fund available directly to the public even where yields are equivalent, due to fees imposed at the variable annuity contract level.

GLOBAL BOND PORTFOLIO

The investment objective of the Global Bond Portfolio is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. Under normal circumstances, the Portfolio will seek to meet its investment objective by pursuing investment opportunities in foreign and domestic high quality fixed-income securities markets and by engaging in currency transactions to enhance returns and for the purpose of hedging its investments. High quality securities are defined as securities which have ratings of at least AA by S&P or Aa by Moody's ("High Quality Ratings").

The fixed-income securities in which the Portfolio may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts thereof; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by multiple governmental entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World
Bank) rated A or better by S&P or Moody's, provided that the obligations are denominated in the issuer's own currency; (iii) corporate debt securities having at least one high quality rating or, if unrated, determined by the Subadviser to be of comparable credit quality; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion and determined by the Subadviser to be of comparable credit quality to securities with a high quality rating; (v) commercial paper rated A-1 or better by S&P, P-1 or better by Moody's, Fitch-1 or better by Fitch, or Duff 1 or better by Duff & Phelps or, if not rated, issued by U.S. or foreign companies having outstanding debt securities with a high quality rating and determined by the Subadviser to be of comparable credit quality to securities with a high quality rating; and (vi) mortgage-related and asset-backed securities having at least one high quality rating.

Although the Portfolio may invest in securities satisfying the minimum credit quality criteria prescribed above, the Portfolio generally intends to invest at least 50% of its total assets in securities having the highest applicable credit quality rating. Currently, most of the foreign securities that meet the Portfolio's credit quality standards are likely to be securities issued by foreign governments. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates.

In selecting securities for the Portfolio, the Subadviser will consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. It is expected that the Portfolio will use currency transactions both to enhance returns for a given level of risk and to hedge its exposure to foreign currencies. While the Portfolio will have both long and short currency positions, neither its net long foreign currency exposure nor its net short foreign currency exposure will exceed the value of the Portfolio's total assets.

Under normal circumstances, the Portfolio will maintain a dollar-weighted average duration of not more than 7.5 years. However, the Portfolio is not subject to any limitation with respect to the average maturity of its Portfolio or the individual securities in which the Portfolio may invest. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. Maturity measures only the time until final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time. In computing the duration of its portfolio, the Subadviser will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer. The Portfolio may use various techniques to shorten or lengthen its dollar-weighted average duration, including the acquisition of debt obligations at a premium or discount, transactions in options, futures contracts, options on futures and interest-rate swaps, caps and floors. The Portfolio may also invest in mortgage-related securities and enter into dollar rolls.

It is expected that the Portfolio will employ certain active currency and interest-rate management techniques involving risks different from those associated with investing solely in dollar-denominated fixed-income securities of U.S. issuers. Such active management techniques include transactions in options (including yield curve options), futures and options on futures, forward foreign currency exchange contracts, currency options and futures, currency and interest-rate swaps and floors, caps and collars. The aggregate amount of the Portfolio's net currency exposure will not exceed its total asset value. However, to the extent that the Portfolio is fully invested in fixed-income securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolio's net currency positions may expose it to risks independent of its securities positions.

The Portfolio will, under normal market conditions, have at least 30% of its total assets, adjusted to reflect the Portfolio's net exposure after giving effect to currency transactions and positions, denominated in U.S. dollars. The Portfolio may, for temporary defensive purposes (such as when instability or unfavorable conditions exist in foreign countries), invest 100% of its total assets in dollar-denominated securities or securities of U.S. issuers.

Because the securities markets in each of Canada, Germany, Japan and the United Kingdom are highly developed, liquid and subject to extensive regulation, the Global Bond Portfolio may invest up to 35% of its total assets in the securities of corporate and government issuers located in any one of such countries. Concentration of the Portfolio's investments in such issuers will subject the Portfolio to the risks of adverse social, political or economic events which may occur in those countries.

Investment in foreign securities involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."

CORPORATE BOND PORTFOLIO

The Corporate Bond Portfolio seeks a high total return with only moderate price risk by investing primarily in investment grade fixed-income securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in investment grade debt securities (i.e., those rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB)), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including mortgage-backed securities) or repurchase agreements collateralized by such investment grade or U.S. government securities. In addition, under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets, taken at market value at the time of investment, in corporate debt securities, including asset-backed securities and privately placed debt securities, of domestic and foreign issuers. Debt securities are sometimes offered with warrants for the purchase of common stock of the issuer of the debt security. These may be purchased by the Portfolio only when the debt security meets the Portfolio's investment criteria and the value of the warrants is relatively small. If the warrant becomes valuable it will ordinarily be sold rather than exercised. It is anticipated that no more than 10% of the assets of the Portfolio will constitute warrants. To the extent that warrants are acquired, there may be some additional investment risk and countervailing opportunity, depending upon the extent to which the underlying common stock price fluctuates.

Up to 35% of the Portfolio's total assets may be invested in the following: other types of debt securities, including those rated below investment grade, zero-coupon bonds, pay-in-kind securities, and units consisting of bonds and equity equivalents; commercial paper rated at the time of purchase P-1 by Moody's or A-1 by S&P; obligations of banks having total assets in excess of $1 billion; and preferred stocks (including those rated below investment grade, convertible into, or carrying warrants to purchase, common stocks or other equity interests).

The Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields. There is no limit with respect to the rating categories for securities in which the Portfolio may invest. The weighted average ratings by S&P as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1996 were: "AAA" 21.2%; "AA" 10.0%; "A" 20.0%; "BBB" 26.6%; "BB"
9.9%; and "B" 12.3%. See "Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" for a description of lower-rated securities.

The Portfolio may invest in high quality short-term money market instruments denominated in U.S. dollars, including repurchase agreements, which are also authorized for purchase by the Cash Management Portfolio. The Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same types, coupons and maturity) securities on a specified future date. The Portfolio may also invest in synthetic or derivative instruments based on permitted investments, including futures contracts, options, interest-rate swaps, mortgage swaps and interest-rate caps, floors and collars.

HIGH-YIELD BOND PORTFOLIO

The primary investment objective of the High-Yield Bond Portfolio is a high level of current income; its secondary investment objective is capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in high-yield bonds. Subject to this requirement the Portfolio may maintain assets in cash or cash equivalents, including commercial bank obligations (certificates of deposit; bankers' acceptances, which are time drafts on a commercial bank for which the bank accepts an irrevocable obligation to pay at maturity; and demand or time deposits), commercial paper (short-term notes issued by corporations or governmental bodies) and obligations issued or guaranteed by the U.S. government. These "high-yield" bonds, commonly referred to as "junk bonds," typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower-yielding, higher-rated bonds. Further, a substantial portion of the Portfolio's assets will generally be invested in long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed-income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

High-yield, high-risk bonds generally include any bonds that are rated Ba or below by Moody's or BB or below by S&P. Bonds rated Ba or BB or below are considered speculative. The Portfolio may invest without limitation in bonds rated as low as Ca by Moody's or C by S&P (or unrated but considered by the Adviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P. The weighted average ratings by Moody's as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1996 were: "Ba" 8.0%; "B" 86.3%; and "Caa" 4.4%; and the balance 1.3% in unrated bonds which the subadviser deemed comparable to "Caa" rating. See

"Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" and "Description of Securities and Investment Techniques -- Risk Factors Relating to High-Yield Bonds" for a more detailed description of these securities.

In pursuing its secondary investment objective of capital appreciation, the Portfolio may purchase high-yield bonds that are expected by the Adviser to increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Portfolio may invest for this purpose up to 25% of its assets in equity securities, such as common stocks, or other securities having common stock characteristics. Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock. Such securities normally will be purchased as part of a unit with fixed-income securities or when an unusual opportunity for capital appreciation is perceived due to anticipated improvement in the issuer's credit quality or ratings. The Portfolio also may purchase or hold warrants or rights.

Up to 25% of the Portfolio's assets may be invested in securities of foreign issuers, which are generally denominated in currencies other than the U.S. dollar. The Portfolio also has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Portfolio may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. Investment in foreign securities also involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."

WORLDWIDE HIGH INCOME PORTFOLIO

The investment objective of the Worldwide High Income Portfolio is high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world. The Portfolio seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower-rated and unrated debt securities, emerging country debt securities and global fixed-income securities offering high real yields. The types of securities in each of these investment sectors are described in detail in the Statement of Additional Information. In selecting U.S. corporate lower-rated and unrated debt securities for the Portfolio, the Subadviser will consider, among other things, the price of the security, and the financial history, condition, prospects and management of the issuer. The Subadviser intends to invest a portion of the Portfolio's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuers improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Subadviser will attempt to invest a portion of the Portfolio's assets in fixed-income securities of issuers in global fixed-income markets displaying high real (inflation adjusted) yields. Under normal conditions, the Portfolio intends to invest between 80% and 100% of its total assets in some or all of three categories of higher-yielding securities, some of which may entail increased credit and market risk. The weighted average ratings by Moody's as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1996 were: "Ba" 21.34%; "B" 35.80%; and "Caa" 1.14%; "C" 0.05%; and
the balance 41.67% in unrated bonds. See "Risk Factors Relating to High-Yield Bonds" and "Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" under "Description of Securities and Investment Techniques."

The Subadviser's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Subadviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Portfolio's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

From time to time, a portion of the Portfolio's investments, which may be up to 100% of its investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's and S&P. Such lower-rated bonds are commonly referred to as "junk bonds." Securities in such lower rating categories may have predominantly speculative characteristics or may be in default. See "Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" for a description of Moody's and S&P's corporate bond ratings. Ratings represent the opinion of rating agencies as to the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, while the Subadviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. Emerging country debt securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Portfolio's investments in U.S. corporate lower-rated and unrated debt securities and emerging country debt securities are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations. Ratings of a foreign debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a foreign debt instrument is denominated; instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a foreign public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer. To mitigate the risks associated with investment in such lower-rated securities, the Portfolio will diversify its holdings by market, issuer, industry and credit quality.

The Portfolio may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value at the time of purchase of all such securities will not exceed 10% of the value of the Portfolio's total assets. The Portfolio may have limited recourse in the event of default on such debt instruments. The Portfolio may invest in loans, assignments of loans and participation in loans. See "Description of Securities and Investment Techniques -- Loan Participations and Assignments." The Portfolio may also invest in depository receipts issued by U.S. or foreign financial institutions. See "Description of Securities and Investment Techniques -- Depository Receipts."

The Portfolio is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of its assets may be invested in non-U.S. dollar-denominated securities. The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar will vary depending on market conditions. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Portfolio seeks to invest in currencies currently undervalued based on purchasing power parity. The Subadviser analyzes current account and capital account performance and real interest rates to adjust for short-term currency flows. Although the Portfolio is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. dollar-denominated debt securities, the Portfolio may be limited in its ability to hedge against these risks. See "Foreign Currency Transactions" and "Short Sales" under "Description of Securities and Investment Techniques." The Portfolio may also write (i.e., sell) covered call options and may enter into futures contracts and options on futures and sell indexed financial futures contracts. See "Futures Contracts and Options Thereon" and "Options on Securities and Securities Indices" under "Description of Securities and Investment Techniques."

The average time to maturity of the Portfolio's securities will vary depending upon the Subadviser's perception of market conditions. The Subadviser invests in medium-term securities (i.e., those with a remaining maturity of approximately five years) in a market neutral environment. When the Subadviser believes that real yields are high, the Subadviser lengthens the remaining maturities of securities held by the Portfolio and, conversely, when the Subadviser believes real yields are low, it shortens the remaining maturities. Thus, the Portfolio is not subject to any restrictions on the maturities of the debt securities it holds, and the Subadviser may vary the average maturity of the securities held in the Portfolio without limit.

The Portfolio may also invest in other types of securities and/or engage in a variety of investment strategies including: zero-coupon, pay-in-kind, illiquid and restricted securities; repurchase agreements; and borrowing for investment and temporary purposes. See "Description of Securities and Investment Techniques." For temporary defensive purposes, the Portfolio may invest part or all of its total assets in cash or in short-term securities, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

SUNAMERICA BALANCED PORTFOLIO

The investment objective of the SunAmerica Balanced Portfolio is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. In seeking to achieve the investment objective of the Portfolio, the Adviser has the flexibility to select among different types of investments for capital growth and income and may alter the composition of the Portfolio as economic and market trends change. The Adviser considers both the opportunity for gain and the risk of loss in making investments. The Adviser anticipates that, over the long term, the Portfolio will consist of equity investments, in the form of common and preferred stocks, warrants and other rights, as well as long-term bonds and other debt securities such as convertible securities, short-term investments and U.S. government securities. The Portfolio will, under normal circumstances, invest at least 25% of its assets in fixed-income senior securities; however, the fixed-income component will exceed 25% when the Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of decline in the equities market. The Adviser shifts its emphasis among these different types of investments, as well as among various industry sectors, as financial trends and economic conditions change.

In selecting equity investments, the Adviser typically seeks companies of medium to large capitalizations (generally $1 billion or more) that, based on their future prospects or opportunities, it believes are undervalued in the marketplace. Investments in companies with market capitalizations of less than $1 billion may be more volatile than investments in companies with larger market capitalizations, and thus the Portfolio intends to limit its investments in such companies to no more than 20% of its total assets.

In selecting debt investments, the Adviser seeks debt securities with longer maturities during periods of anticipated lower interest rates and shorter-term debt securities when interest rates are expected to rise. The Adviser generally selects long-term debt securities from high quality bonds (rated AA or higher by S&P, Aa or higher by Moody's) to achieve income and capital gains. The Adviser may also invest the Portfolio's assets in high quality, short-term debt securities (such as commercial paper rated A-1 by S&P or P-1 by Moody's, or determined by the Adviser to be of equivalent quality if unrated). However, the Adviser may invest up to 10% of the value of the Portfolio's total assets (measured at the time of investment) in securities rated as low as BBB by S&P or Baa by Moody's. See "Fixed-Income Securities" in "Description of Securities and Investment Techniques" below for a discussion of the risks associated with investing in such securities. See also the Statement of Additional Information for a description of securities ratings.

The Adviser may select equity and debt securities for the Portfolio issued by either domestic or foreign issuers. See "Description of Securities and Investment Techniques" for a description of the risks associated with foreign securities.




ASSET ALLOCATION PORTFOLIO

The investment objective of the Asset Allocation Portfolio is high total return (including income and capital gains) consistent with preservation of capital over the long-term. The Portfolio seeks to achieve its objectives by investing in a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities, including mortgage-related and asset-backed securities, and money market instruments (debt securities maturing in one year or less). Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock.

The Subadviser will determine the relative mix of equities, fixed-income securities and money market instruments for the Portfolio based on its view of long-term economic and market trends under the relative risks and opportunities for long-term total return of the different classes of assets. Under normal conditions, the Subadviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equities; 20% to 50% in fixed-income securities; and 0% to 40% in money market instruments. The Subadviser may make frequent shifts within these broad ranges whenever, in the Subadviser's judgment, market or economic changes warrant a reallocation. The Subadviser intends in normal situations to make any shifts in the Portfolio's asset allocation gradually over time based on its views of long-term trends and conditions.

The Portfolio may invest in securities of foreign issuers (which are generally denominated in currencies other than the U.S. dollar), although there is no requirement that the Portfolio maintain investments in foreign issuers. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers." The Portfolio also has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts, currency options, currency swaps, currency and financial futures contracts, and options on such futures contracts.

The Portfolio's fixed-income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by S&P or Baa or better by Moody's. Up to 25% of the Portfolio's fixed-income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. Securities rated BBB or below by S&P or Baa or below by Moody's are considered to have speculative characteristics. The weighted average ratings by S&P as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1996 were: "AAA" 55.6%; "A" 8.1%; "BBB" 20.2%; "BB" 14.1%; and "B" 2.0%. For a
more detailed description of the risks involved with these securities, see "Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" and "Risk Factors relating to High-Yield, High Risk Bonds." The Portfolio's investments in foreign fixed-income securities will be concentrated in securities issued or guaranteed as to principal and interest by foreign governments or their agencies and instrumentalities or by multinational agencies.

The Portfolio may enter into repurchase agreements and firm commitment agreements, and may purchase when-issued securities. The Portfolio may also engage in interest-rate swaps, mortgage swaps, transactions involving interest-rate caps, floors and collars, dollar rolls and securities lending.

UTILITY PORTFOLIO

The Utility Portfolio seeks high current income and moderate capital appreciation. The Portfolio's investment approach is based on the Subadviser's conviction that over the long-term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of utility companies. The Portfolio intends to achieve its investment objective by investing in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies.

The Portfolio will, under normal circumstances, invest at least 65% of its total assets in securities of utility companies. Such investments will be primarily in common stocks selected by the Subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of an issuer's industry. However, other factors, such as product position, market share, or profitability will also be considered by the Subadviser. The Portfolio may also invest in preferred stocks, corporate bonds, notes, and warrants of utility companies. Fixed-income securities purchased by the Portfolio will be rated at least BBB by S&P or Baa by Moody's.

The Portfolio may also invest in other types of securities and/or engage in a variety of investment strategies, including: U.S. government securities; money market instruments; foreign securities; illiquid securities; repurchase and reverse repurchase agreements; securities lending; when-issued and delayed-delivery transactions; and options, financial futures and options on such futures. See "Description of Securities and Investment Techniques" for more information on these securities and strategies. For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash, cash equivalents and short-term debt instruments.

Risk Factors Applicable to Utility Securities -- There exist certain risks associated with the utility industry of which investors in the Portfolio should be aware. These include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; and (vi) difficulties in obtaining fuel at reasonable prices. Further information concerning the risks associated with the utility industry generally, and particular segments within the utility industry is contained in the Statement of Additional Information.

Reducing Risks of Utility Securities -- The Subadviser believes that the risks of investing in utility securities can be reduced. The professional portfolio management techniques used by the Subadviser to attempt to reduce these risks include credit research and diversification techniques. The Subadviser will perform its own credit analysis in addition to using recognized rating agencies, and will obtain information from other sources, including the issuer's management and other investment analysts. The Subadviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage, and earnings. In evaluating an issuer, the Subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

GROWTH-INCOME PORTFOLIO

The Growth-Income Portfolio seeks growth of capital and income. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the assets of the Portfolio consist principally of a diversified group of common stocks, but other types of securities, including preferred stocks, corporate bonds and convertible bonds, may be held when deemed advisable. The Subadviser determines the relative amounts to be invested in common stocks, preferred stocks, bonds (including corporate and convertible), securities of the U.S. government, its agencies and instrumentalities, cash and cash equivalents (such as commercial bank and savings association obligations, commercial paper and short-term corporate bonds and notes) and repurchase agreements. See "Description of Securities and Investment Techniques."

FEDERATED VALUE PORTFOLIO

The Federated Value Portfolio seeks growth of capital and income. The Portfolio pursues its investment objective by investing, under normal circumstances, at least 65% of its assets in a portfolio of securities issued by the one hundred companies contained in "The Leaders List" described below. The Portfolio's investment approach is based upon the Subadviser's conviction that over the longer term, the economy will continue to expand and develop and that this economic growth will be reflected importantly in the growth of major corporations. Generally, the Subadviser makes portfolio selections utilizing fundamental analysis, with emphasis on the issuer's earning power, financial condition and valuation.

The securities in which the Portfolio invests include, but are not limited to: common stocks; preferred stocks; domestic issues of corporate debt obligations; and warrants. The fixed-income securities in which the Portfolio may invest must be rated, at the time of purchase, BBB or better by S&P, Baa by Moody's, or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.

The Portfolio may also invest in other securities and/or engage in various investment strategies, including: foreign securities; repurchase agreements; illiquid securities; and securities lending. See "Description of Securities and Investment Techniques" for more information on these securities and strategies. For temporary or defensive purposes, the Portfolio may also hold cash and invest in U.S. government securities in such proportions as the Subadviser may deem necessary for such purposes.

"The Leaders List" is a trade name which represents a list of 100 blue chip companies selected by the Subadviser. In the opinion of the Subadviser, securities of these companies represent diversified and highly marketable investments. The Subadviser uses its proprietary securities selection process to evaluate the relative value of securities suitable for the Leaders List. The Subadviser also uses a number of standards and fundamental research factors in selecting "The Leaders List." "The Leaders List" generally includes leading companies in their industries determined in terms of sales, earnings, and/or market capitalization. Companies on the "Leaders List" typically have a market capitalization in excess of $1 billion. The list is subject to continuous review and modification.

VENTURE VALUE PORTFOLIO
The Venture Value Portfolio seeks growth of capital. Under normal circumstances, the assets of the Portfolio will be invested in securities which the Subadviser believes have above-average appreciation potential. Usually these securities are common stocks. Income is not a significant factor in selecting investments for the Portfolio.

Generally, the Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $250 million. Investments will consist of issues which the Subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects.

The Portfolio may invest in securities of foreign issuers. Such foreign investments may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. To help reduce exposure to currency fluctuations, the Portfolio may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. The Subadviser will use these techniques to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Portfolio and to hedge a currency risk involved in an anticipated purchase of foreign securities.

The Portfolio will generally invest in securities of foreign companies through trades of individual securities on recognized exchanges and developed over-the-counter markets, through American Depositary Receipts (ADRs) covering such securities, and through U.S. registered investment companies primarily investing in foreign securities. With respect to other registered investment companies, no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. Such other investment companies usually have their own management costs or fees and the Portfolio's Subadviser earns its regular fee on such assets.

Investment in foreign securities and engaging in foreign currency transactions involves special risks. See "Description of Securities and Investment
Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers and Foreign Currency Transactions."

Sometimes a more defensive position may be desirable under certain economic or financial circumstances. At these times, the Portfolio may without limitation hold assets in cash and cash equivalents, including repurchase agreements, or in fixed-income or other defensive securities rather than in securities selected for appreciation potential. The Portfolio may also have such holdings temporarily for the purpose of managing exceptional in-flows and out-flows of cash.

The Portfolio may also engage in other types of investment practices, including, but not limited to, investment in illiquid securities and lending of portfolio securities. See "Description of Securities and Investment Techniques" for a description of these investment techniques and a discussion of the other techniques in which the Portfolio may engage.

ALLIANCE GROWTH PORTFOLIO


The investment objective of the Alliance Growth Portfolio is to seek long-term growth of capital. Whatever current income is generated by the Portfolio is incidental to the objective of capital growth. The Portfolio's objective of capital growth is sought by investing primarily in common stocks or securities with common stock characteristics. Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock. The potential for appreciation of capital is the basis for investment decisions. The Portfolio's Subadviser considers the factors that it believes affect potential for capital appreciation, including an issuer's current and projected revenue, earnings, cash flow and assets, as well as general market conditions. When the outlook for common stocks is not considered promising, for temporary defensive purposes, a substantial portion of the assets may be invested in securities of the U.S. government, its agencies and instrumentalities, cash and cash equivalents (such as commercial bank and savings association obligations, commercial paper and short-term corporate bonds and notes) and repurchase agreements. Because the securities purchased by the Portfolio in pursuing its investment objective are selected for growth potential rather than production of income, the market values of such securities (and therefore, to a large extent, the net asset values per share of the Portfolio) will tend to be more volatile in response to market changes than they would be if income-producing securities were sought for investment by the Portfolio. Up to 25% of the Portfolio's total assets may be invested in foreign securities. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" and the Statement of Additional Information.

GLOBAL EQUITIES PORTFOLIO

The investment objective of the Global Equities Portfolio is to achieve long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics and through transactions in foreign currencies. Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock. A major premise of the Portfolio's investment approach is the Subadviser's belief that economic and political developments have helped to create new opportunities worldwide.

The assets of the Portfolio will be invested with geographic flexibility. Under normal market conditions, the Portfolio will invest at least 50% of its assets in equity securities of issuers domiciled outside the U.S. However, for temporary defensive purposes, it may invest up to 100% of its assets in dollar-denominated securities or securities of U.S. issuers. The Subadviser seeks to identify those companies, both domestic and foreign, likely to benefit from long-term trends and shifting trade patterns as they develop in the global economy. The Subadviser currently does not intend to invest more than 20% of the Portfolio's total assets in issuers domiciled in, or governments of, developing countries (i.e., those identified as such by the international financial community).

When prevailing market, economic, political or currency conditions warrant, the Portfolio may purchase fixed-income securities (including securities of governments other than the U.S., which may be securities of either national, regional or local governments). For temporary defensive purposes, the Portfolio may at times maintain all or any part of its assets in U.S. dollar-denominated or foreign currency-denominated cash or cash equivalents (including U.S. government securities, foreign government securities, certificates of deposit, time deposits, commercial paper, bankers' acceptances and other high quality short-term debt securities).

It is expected that the Portfolio will use currency transactions and financial index futures both to enhance returns for a given level of risk and to hedge its exposure to foreign currencies and local market conditions. While the Portfolio will have both long and short currency positions, neither its net long foreign currency exposure nor its net short foreign currency exposure will exceed the value of the Portfolio's total assets. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" and the Statement of Additional Information.

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

The investment objective of the International Diversified Equities Portfolio is to provide long-term capital appreciation by investing in accordance with country weightings determined by the Subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices. The Subadviser utilizes a top-down approach in selecting investments for the Portfolio that emphasizes country selection and weighting rather than individual stock selection. This approach reflects the Subadviser's philosophy that a diversified selection of securities representing exposure to world markets, based upon the economic outlook and current valuation levels for each country, is an effective way to maximize the return and minimize the risk associated with international investment.

The Subadviser determines country allocations for the Portfolio on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Portfolio will invest in the industrialized countries throughout the world that comprise the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index. The Portfolio will also invest in emerging country equity securities. Further information concerning emerging country equity securities is contained in the Statement of Additional Information. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."

By analyzing a variety of macroeconomic and political factors, the Subadviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are used then to determine what the Subadviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value as determined by the Subadviser provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Subadviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. dollars. The final country allocation decision is then arrived at by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.

Within a particular country, investments are made through the purchase of common stocks which, in aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International EAFE Index for the given country. The Subadviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Portfolio. Common stocks purchased for the Portfolio include common stocks and equivalents, such as securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Indexation of the Portfolio's stock selection reduces stock-specific risk through diversification and minimizes transaction costs, which can be substantial in foreign markets.

Common stocks purchased for the Portfolio normally will be listed on a major stock exchange in the subject country. The Portfolio will not invest in the stocks of U.S. issuers. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers." The Portfolio may temporarily reduce its equity holdings in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments for defensive purposes.

The Portfolio may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes.

AGGRESSIVE GROWTH PORTFOLIO

The Aggressive Growth Portfolio seeks capital appreciation as its objective. The Portfolio pursues this investment objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of small, lesser known or new growth companies or industries, such as telecommunications, media and biotechnology. Such "Small Cap" companies will typically have, at the time of purchase, market capitalizations of under $1 billion and have achieved, or are expected to achieve, growth or earnings over various major business cycles. The Portfolio may invest in securities issued by well known and established domestic or foreign companies, as well as in newer and less-seasoned companies. Such securities may be listed on an exchange or traded over-the-counter. In addition, the Portfolio may invest up to 35% of its total assets in debt securities that have the potential for capital appreciation due to anticipated market conditions. The Portfolio may invest in securities rated as low as BBB by S&P or Baa by Moody's.

The Portfolio is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Portfolio's shares and in the yield on the Portfolio's investments. See "Description of Securities and Investment Techniques -- Borrowing and Other Forms of Leverage."

Risks Associated With Investing in Small Companies -- Investing in smaller, lesser known companies may involve certain risks not generally associated with investments in larger, more well-established companies. For example, it may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management than larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Finally, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.
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              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
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FIXED-INCOME SECURITIES -- Fixed-income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed-income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed-income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates.

The market values of fixed-income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. Long-term instruments are generally more sensitive to these changes than are short-term instruments. The market value of fixed-income securities and therefore their yield is also affected by the perceived ability of the issuer to make timely payments of principal and interest.

CORPORATE DEBT INSTRUMENTS -- These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate.

    Investment Grade -- A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa). The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

    Lower Grade -- A designation applied to intermediate and long-term corporate debt securities that are not investment grade; commonly referred to as "junk bonds". These include bonds rated BB or below by S&P, or Ba or below by Moody's. These securities are considered speculative.

The High-Yield Bond Portfolio may invest in bonds rated as low as Ca by Moody's (or CC by S&P) and may invest in bonds rated as low as C by Moody's or D by S&P or are not rated but are determined by the Portfolio's subadviser to be of comparable quality. The Corporate Bond and Worldwide High Income Portfolios may invest in bonds rated as low as C by Moody's or D by S&P without limitation. The Asset Allocation Portfolio may invest in bonds rated as low as Ca by Moody's or CC by S&P. Bonds rated Ca by Moody's are described as "speculative in a high degree; often in default or having other marked shortcomings." Bonds rated D by Moody's -- the lowest rated class -- can be "regarded as having extremely poor prospects of ever attaining any real investment standing." Bonds rated C by S&P are of the "highest degree of speculation"; those rated D by that organization are in default and in arrears.

RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS -- High-yield, high-risk bonds are subject to greater fluctuations in value than are higher-rated bonds because the values of high-yield bonds tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent. Although under normal market conditions longer-term securities yield more than shorter-term securities, they are subject to greater price fluctuations. Fluctuations in the value of a Portfolio's investments will be reflected in its net asset value per share. The growth of the high-yield bond market paralleled a long economic expansion, followed by an economic downturn which severely disrupted the market for high-yield bonds and adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest. The economy may affect the market for high-yield bonds in a similar fashion in the future including an increased incidence of defaults on such bonds. From time to time, legislation may be enacted which could have a negative effect on the market for high-yield bonds.

High-yield bonds present the following risks:

    Sensitivity to Interest Rate and Economic Changes -- High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices (and therefore yields) of high-yield bonds and the Portfolio's net asset value.

    Payment Expectations -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest-rate market, a Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

    Liquidity and Valuation -- There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Under such circumstances, the task of accurate valuation becomes more difficult and judgment would play a greater role due to the relative lack of reliable and objective data. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Securities issued by the U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another for example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

GNMA CERTIFICATES -- GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS -- The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

OTHER MORTGAGE-RELATED SECURITIES -- The Global Bond, Corporate Bond, High-Yield, SunAmerica Balanced and Asset Allocation Portfolios may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

The Global Bond, Corporate Bond, High-Yield, and Asset Allocation Portfolios may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, provided they are issued or guaranteed by the U.S. government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolios' limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES -- These securities represent an interest in a pool of consumer or other types of loans ("asset-backed securities"). Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. Some asset-backed securities may be subject to early prepayment of principal, which can be expected to accelerate during periods of declining interest rates. Such prepayments can usually be reinvested only at the lower yields then prevailing in the market. Therefore, during periods of declining interest rates, asset-backed securities are less likely than other fixed-income obligations to appreciate in value and less effective at locking in a particular yield. On the other hand, asset-backed securities are subject to substantially the same risk of depreciation during periods of rising interest rates as other fixed-income securities.

SECURITIES LENDING -- Certain Portfolios may from time to time lend securities to banks, brokers and dealers and receive as collateral cash or securities issued or guaranteed by the U.S. government or its agencies, or any combination thereof, which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Such loans are not made if as a result the aggregate of all outstanding loans exceeds 33 1/3% of the value of the Portfolio's total assets. A Portfolio will continue to be entitled to the interest payable on the loaned securities and will either receive as income a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. The terms of such loans will provide that they are terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Portfolio will have the right to regain record ownership of loaned securities in order to exercise voting and other beneficial rights. A Portfolio may pay reasonable fees in connection with arranging such loans.

DOLLAR ROLLS -- The Global Bond, Corporate Bond, High-Yield, SunAmerica Balanced and Asset Allocation Portfolios may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll

Securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The Portfolios will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of each Portfolio's borrowings and other senior securities. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.


Dollar rolls involve certain risks including that: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's or Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

SHORT-TERM DEBT SECURITIES -- Debt securities maturing within one year of date of the purchase include (1) commercial bank obligations (certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (2) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations), (3) commercial paper (short-term notes with maturities of up to 9 months issued by corporations or governmental bodies), (4) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), and (5) adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.


ZERO-COUPON, PAY-IN-KIND AND DEFERRED INTEREST BONDS -- The Global Bond, Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Asset Allocation and Venture Value Portfolios may invest in zero-coupon bonds and deferred interest bonds or other obligations that contain "original issue discount" for federal income tax purposes. In addition, the Corporate Bond, High-Yield Bond and Worldwide High Income Portfolios may invest in pay-in-kind securities. Zero-coupon, deferred interest and capital appreciation bonds are debt obligations which are issued or purchased at a significant discount from face value. Pay-in-kind bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates than do debt obligations, which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.


REPURCHASE AGREEMENTS -- Each Portfolio may enter into repurchase agreements, under which the Portfolio buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain collateral with the Trust's custodian or subcustodian equal to at least 102% of the repurchase price. A Portfolio will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser or applicable Subadviser, subject to the oversight of the Board of Trustees. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS -- The Cash Management, Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Utility, Federated Value and Aggressive Growth Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security subject to the right and obligation to repurchase such security. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. In order to minimize any risk involved, the Portfolio maintains in a segregated account with the custodian cash or liquid securities equal in value to the repurchase price.

ILLIQUID SECURITIES -- Each of the Portfolios may invest no more than 15% (10% in the case of the Cash Management Portfolio) of the value of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, interest-rate and currency swaps, caps, floors and collars. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Trustees, or the Adviser (or Subadviser, as the case may be) pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. See "Illiquid Securities" in the Statement of Additional Information for a further discussion of investments in such securities.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED AND DELAYED-DELIVERY
TRANSACTIONS -- Each Portfolio may purchase securities on a firm commitment, when-issued or delayed-delivery basis. Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. While a Portfolio will only purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable to do so. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain in a segregated account liquid assets having a value equal to or greater than the Portfolio's purchase commitments. The Portfolio will likewise segregate liquid assets with respect to securities sold on a delayed-delivery basis.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, FLOORS AND COLLARS -- In order to protect the value of the Global Bond, Corporate Bond and Asset Allocation Portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed-income market in which the Portfolio's investments are traded, the Portfolios may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. A Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Global Bond Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. The Portfolios will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Subadviser.

STRUCTURED SECURITIES -- The Global Bond Portfolio may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

BORROWING AND OTHER FORMS OF LEVERAGE -- The Worldwide High Income and Aggressive Growth Portfolios are authorized to borrow money from banks and other entities in an amount equal to up to 33 1/3% of their total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowing for investment purposes, to pay dividends or for other temporary purposes. Borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser or Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios' custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable subcustodian. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Each of the other Portfolios is authorized to borrow up to 33 1/3% of total assets from banks for temporary purposes. Such other Portfolios may not purchase any additional securities while the value of its borrowings exceeds 5% of its total assets.

Notwithstanding the foregoing, pursuant to California Department of Insurance borrowing guidelines, the Worldwide High Income and Aggressive Growth Portfolios may each only borrow up to 10% of its net assets for investment purposes and each Portfolio may only borrow up to 25% of its net assets for temporary or emergency purposes.

RISKS AND CONSIDERATIONS APPLICABLE TO INVESTMENT IN SECURITIES OF FOREIGN ISSUERS -- Elements of risk and opportunity when investments in foreign issuers are made include trade imbalances and related economic policies; currency fluctuations; foreign exchange control policies; taxation on income from sources in such countries; expropriation or confiscatory taxation; limitation on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their industries; and other specific local political and economic considerations. There may be less information publicly available about foreign companies, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. Investment decisions made in the context of the Portfolios' objectives and policies involve the evaluation of opportunities and risks presented by probable future currency relationships, especially during periods of broad adjustments in such relationships.

With respect to its non-U.S. holdings, pursuant to California Department of Insurance diversification guidelines, a Portfolio will invest in securities with issuers located in at least five different foreign countries at all times with no country representing more than 20% of the Portfolio's non-U.S. assets. However, this minimum number of countries is reduced to four when foreign country investments comprise less than 80% of the Portfolio's net assets; to three countries when less than 60% of net assets; to two countries when less than 40% of net assets; and to one when less than 20% of net assets.

An additional 15% of a Portfolio's non-U.S. assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany. This policy is not deemed a fundamental policy and therefore may be changed without shareholder approval.

Investment may be made from time to time in issuers domiciled in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing or emerging market country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries; however, such markets can provide higher rates of return to investors. The risks described above with respect to investment in foreign securities generally may be exacerbated with respect to investments in developing or emerging countries.

The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events which could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Additional costs could be incurred in connection with a Portfolio's foreign investment activities. Foreign brokerage commissions are generally higher than in the U.S. and a Portfolio will bear certain expenses in connection with its foreign currency transactions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances including bankruptcy, ability to recover lost assets, expropriation, nationalization, record access, etc.) may be associated with the maintenance of assets in foreign jurisdictions.

FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rate fluctuations are a major area of risk and opportunity for the Global Bond, Worldwide High Income, Global Equities, and International Diversified Equities Portfolios, and is of some risk to the other Portfolios. Each Portfolio has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts. Each may also purchase and sell exchange-traded futures contracts relating to foreign currency and purchase and sell put and call options on currencies and futures contracts. A significant portion of the Portfolios' currency transactions will be over-the-counter transactions.

Each Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Portfolio's portfolio securities.

Each Portfolio may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to an amount of the premium received, and a Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.

Each Portfolio, other than the Global Bond, Worldwide High Income, Global Equities and International Diversified Equities Portfolios, will not speculate in currency contracts or options. The Global Bond, Worldwide High Income, Global Equities and International Diversified Equities Portfolios may, however, enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the Subadviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in the Portfolio. Each Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for hedging or non-hedging purposes, each Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of each Portfolio's total assets. See the Statement of Additional Information for more information regarding foreign currency transactions.

The Global Bond, Worldwide High Income, Asset Allocation, Global Equities and International Diversified Equities Portfolios may enter into currency swaps. Currency swaps involve the exchange by the Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or a Subadviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the respective Portfolio would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES -- Each Portfolio may write (sell) covered call and put options on any securities in which it may invest. All call options written by each Portfolio are covered, which means that the Portfolio will own the securities subject to the option so long as the option is outstanding. All put options written by each Portfolio are covered, which means that the Portfolio would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. A Portfolio may also write call and put options on any securities index composed of securities in which it may invest. A Portfolio may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest.

Each Portfolio may purchase and write options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. All yield curve options written by a Portfolio will be covered in the manner described above.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities. In a closing purchase or sale transaction, a Portfolio acquires a position that offsets and cancels an option position then held by the Portfolio.

A Portfolio may purchase and sell both options that are traded (i) on U.S. exchanges, (ii) on foreign exchanges and (iii) over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the U.S. Securities and Exchange Commission ("SEC") changes its position, each Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities. However, for options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC staff.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to increase total return involves the risk of loss if the Adviser or Subadviser is incorrect in its expectations of fluctuations in securities prices or interest rates. The successful use of puts for hedging purposes depends in part on the ability of the Adviser or Subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets. A Portfolio pays brokerage commissions or spreads in connection with its options transactions. The writing of options could significantly increase portfolio turnover rate of a Portfolio and, therefore, associated brokerage commissions or spreads.

FUTURES CONTRACTS AND OPTIONS THEREON -- Futures contracts may be based on various securities (including U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The purchases of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

In addition, subject to regulations promulgated by the Commodity Futures Trading Commission, a Portfolio may engage in futures transactions for non-hedging purposes. For example, futures strategies can be used to manage the average duration of a Portfolio. To shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract; to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with the Trust's custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. The loss incurred by a Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between a Portfolio's futures positions and portfolio positions will be impossible to achieve.

Investment in futures contracts or options thereon may also involve liquidity risks due, for example, to exchange-imposed daily trading limits that would prevent the Portfolio from liquidating an unfavorable position. See the Statement of Additional Information concerning futures and options contracts.

WARRANTS -- Certain Portfolios may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration.

INVERSE FLOATERS -- The Corporate Bond and Asset Allocation Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

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                                   MANAGEMENT
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The Trust's Board of Trustees is responsible for the overall supervision of the operations of the Trust and performs various duties imposed on trustees of investment companies by the 1940 Act. The Board has retained others to provide certain services to the Trust.

INVESTMENT ADVISER -- SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SAAMCo is an indirect, wholly owned subsidiary of Anchor National Life Insurance Company, which is an indirect subsidiary of SunAmerica Inc., financial services company which has over $39 billion in assets. SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds and private accounts. As of December 31, 1996, SAAMCo and its affiliates managed, advised and/or administered assets of approximately $9.1 billion.

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SAAMCo. The Agreement authorizes SAAMCo to retain one or more Subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for the Portfolio transactions. SAAMCo has hired Subadvisers for certain Portfolios, and manages the investments of other Portfolios itself without the assistance of a Subadviser. SAAMCo, in consultation with one or more SunAmerica affiliates, monitors the activities of the Subadvisers, and from time to time will recommend the replacement of a Subadviser on the basis of investment perfomance or other considerations.

Purchase and sale orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a Subadviser. The individual Portfolio Managers for both the Adviser and Subadvisers are identified in the "Portfolio Management" subsection of this section.


The annual rates of the investment advisory fees which apply to the Cash Management Portfolio are .55% on the first $100 million of Assets, .50% on the next $200 million and .45% on Assets over $300 million. The annual rates of the investment advisory fees which apply to both the Global Bond and Asset Allocation Portfolios are .75% on the first $50 million of Assets, .65% on the next $100 million, .60% on the next $100 million and .55% on Assets over $250 million. The annual rates of the investment advisory fees which apply to the Corporate Bond Portfolio are .70% on the first $50 million of Assets, .60% on the next $100 million, .55% on the next $100 million and .50% on Assets over $250 million. The annual rates of the investment advisory fees which apply to the High-Yield Bond Portfolio are .70% on the first $50 million of Assets, .65% on the next $100 million, .60% on the next $100 million, .55% on Assets over $250 million. The annual rate of the investment advisory fees which apply to each of the Worldwide High Income and International Diversified Equities Portfolios are 1.00%. The annual rates of the investment advisory fees which apply to each of the SunAmerica Balanced, Growth-Income and Alliance Growth Counsel Portfolios are .70% on the first $50 million of Assets, .65% on the next $100 million, .60% on the next $150 million, .55% on the next $200 million, and
 .50% on Assets over $500 million. The annual rates of the investment advisory fees which apply to the Utility and Federated Value Portfolios are .75% on the first $150 million of Assets, .60% on the next $350 million and .50% on Assets over $500 million. The annual rates of the investment advisory fees which apply to the Venture Value Portfolio are .80% on the first $100 million of Assets,
 .75% on the next $400 million and .70% on Assets over $500 million. The annual rate of the investment advisory fees which apply to the Global Equities Portfolio are .90% on the first $50 million of Assets, .80% on the next $100 million, .70% on the next $150 million and .65% of Assets over $300 million. The annual rates of the investment advisory fees which apply to the Aggressive Growth Portfolio are .75% on the first $100 million of Assets, .675% on the next $150 million, .625% on the next $250 million and .60% on Assets over $500 million. For the fiscal year ended November 30, 1996, the following Portfolios paid to SAAMCo a fee equal to the following percentage of average daily net assets: Cash Management Portfolio -- .54%, Global Bond Portfolio -- .73%, Corporate Bond Portfolio -- .70%, High-Yield Bond

Portfolio -- .68%, Worldwide High Income Portfolio -- 1.00%, Asset Allocation Portfolio -- .65%, Growth-Income Portfolio -- .64%, Venture Value
Portfolio -- .76%, Alliance Growth Portfolio -- .64%, Global Equities
Portfolio -- .80%, and International Diversified Equities Portfolio -- 1.00%. For the period June 3, 1996 through November 30, 1996, the following Portfolios paid to SAAMCo a fee equal to the following percentage of average daily net assets: SunAmerica Balanced Portfolio -- .70%, Utility Portfolio -- .75%, Federated Value Portfolio -- .75% and Aggressive Growth Portfolio -- .75%.


For certain Portfolios, the Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the lesser of the following percentages of each of the following Portfolio's average net assets: SunAmerica Balanced Portfolio -- 1.00%, Utility
Portfolio -- 1.05%, Federated Value Portfolio -- 1.05% and Aggressive Growth Portfolio -- 1.05%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser (after June 3, 1996) with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.

The term "Assets" means the average daily net assets of the Portfolio. The investment advisory fees are accrued daily and paid monthly.

SUBADVISERS -- The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees.

The subadviser for the Growth-Income, Alliance Growth and Global Equities Portfolios is Alliance Capital Management L.P. Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager, supervising client accounts with assets totalling over $184.5 billion as of November 30, 1996. Alliance serves its clients, who primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. As of November 30, 1996, Alliance was retained as an investment manager of employee benefit fund assets for 33 of the Fortune 100 companies.

The portion of the annual investment advisory fees received by SAAMCo which is paid to Alliance with respect to the Growth-Income Portfolio and the Alliance Growth Portfolio is .35% on the first $50 million of Assets, .30% on the next $100 million, .25% on the next $150 million, .20% on the next $200 million and
 .15% on Assets over $500 million; and, with respect to the Global Equities Portfolio, .50% on the first $50 million of Assets, .40% on the next $100 million, .30% on the next $150 million and .25% on Assets over $300 million. For the fiscal year ended November 30, 1996, SAAMCo paid to Alliance, with respect to each Portfolio subadvised by Alliance, a fee equal to the following percentage of average daily net assets: Growth-Income Portfolio -- .29%, Alliance Growth Portfolio -- .29%, and Global Equities Portfolio -- .40%.

The subadviser of the Venture Value Portfolio is Davis Selected Advisers, L.P., 124 East Marcy Street, Sante Fe, New Mexico 87501. Venture Advisers, Inc. is the sole General Partner of the limited partnership, which, in turn, is controlled by Shelby M.C. Davis. Davis Selected provides advisory services to other investment companies. As of November 30, 1996, Davis Selected had over $6 billion of assets under management.

The portion of the annual investment advisory fee received by SAAMCo which is paid to Davis Selected with respect to the Venture Value Portfolio is .45% on the first $100 million of Assets, .40% on the next $400 million and .35% on Assets over $500 million. For the fiscal year ended November 30, 1996, SAAMCo paid to Davis Selected, with respect to the Venture Value Portfolio, a fee equal to .42% of the Portfolio's average daily net assets.

The subadviser for the Corporate Bond, Utility and Federated Value Portfolios is Federated Investment Counseling, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh,

Pennsylvania 15222-3779. Federated is a wholly owned subsidiary of Federated Investors, and together with other subsidiaries of Federated Investors serves as investment adviser to a number of investment companies and private accounts. With over $110 billion invested across more than 260 funds under management and/or administration as of November 30, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States.

The portion of the annual investment advisory fees received by SAAMCo which is paid to Federated with respect to the Corporate Bond Portfolio is .30% on the first $25 million of Assets, .25% on the next $25 million, .20% on the next $100 million and .15% on Assets over $150 million; and with respect to each of the Utility and Federated Value Portfolios is .55% on the first $20 million of Assets, .35% on the next $30 million, .25% on the next $100 million, .20% on the next $350 million and .15% on Assets over $500 million. For the fiscal year ended November 30, 1996, SAAMCo paid to Federated, with respect to each Portfolio subadvised by Federated, a fee equal to the following percentage of average daily net assets: Utility -- .55%, and Federated Value -- .55%. For the period June 3, 1996 through November 30, 1996, SAAMCo paid to Federated, with respect to the Corporate Bond Portfolio, a fee equal to .29% of average daily net assets.

The subadviser for the Asset Allocation Portfolio is GSAM, a separate operating division of Goldman, Sachs & Co. The subadviser for the Global Bond Portfolio is GSAM-International, an affiliate of Goldman, Sachs & Co. Goldman, Sachs & Co. is a New York limited partnership with its principal offices at 85 Broad Street, New York, New York 10004. GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed-income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management. As of November 30, 1996, GSAM, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $94.2 billion in assets. GSAM-International was organized in 1990 as a company with limited liability under the laws of England. It is authorized to conduct investment advisory business in the United Kingdom as a member of the Investment Management Regulatory Organisation Limited, a United Kingdom self-regulatory organization. GSAM and GSAM-International are able to draw on the research and market expertise of Goldman, Sachs & Co. in making investment decisions for the Portfolios for which they act as Subadviser. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities.

The portion of the annual investment advisory fees received by SAAMCo which is paid to GSAM with respect to the Asset Allocation Portfolio is .40% on the first $50 million of Assets, .30% on the next $100 million, .25% on the next $100 million and .20% on Assets over $250 million. For the fiscal year ended November 30, 1996, SAAMCo paid to GSAM, with respect to the Asset Allocation Portfolio, a fee equal to .30% of the Portfolio's average daily net assets. With respect to the Corporate Bond Portfolio, SAAMCo paid to GSAM a fee equal to .34% of the Portfolio's average daily net assets for the period beginning December 1, 1995 through June 3, 1996. The portion of the annual investment advisory fees received by SAAMCo which is paid to GSAM-International with respect to the Global Bond Portfolio is .40% on the first $50 million of Assets, .30% on the next $100 million, .25% on the next $100 million and .20% on Assets over $250 million. For the fiscal year ended November 30, 1996, SAAMCo paid to GSAM-International, with respect to the Global Bond Portfolio, a fee equal to .38% of the Portfolio's average daily net assets.

The subadviser of the Worldwide High Income and International Diversified Equities Portfolios is Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, New York 10020. MSAM is a wholly owned subsidiary of Morgan Stanley Group Inc., and provides a broad range of portfolio management services to customers in the United States and abroad. As of November 30, 1996, MSAM, together with its affiliated investment management companies, had approximately $170 billion of assets under management (inclusive of assets under fiduciary advisory control).




The portion of the annual investment advisory fee received by SAAMCo which is paid to MSAM with respect to each of the Worldwide High Income and International Diversified Equities Portfolios is .65% on Assets up to $350 million and .60% on Assets thereafter. For the fiscal year ended November 30, 1996, SAAMCo paid to MSAM, with respect to the International Diversified Equities Portfolio and Worldwide High Income Portfolio, a fee equal to .65% of each Portfolio's average daily net assets.




PORTFOLIO MANAGEMENT -- The following individuals are primarily responsible for the day-to-day management of the particular Portfolios as indicated below.

SAAMCo's Fixed Income Investment Team headed by P. Christopher Leary has been responsible for managing the CASH MANAGEMENT PORTFOLIO, HIGH-YIELD BOND PORTFOLIO and the fixed-income component of the SUNAMERICA BALANCED PORTFOLIO since October 1996. Mr. Leary is a Senior Vice President of SAAMCo and has been a portfolio manager with the firm since 1990. John W. Risner has supervisory responsibility for the High-Yield Bond Portfolio. He is a Vice President of SAAMCo and joined the firm in February 1997. Prior to joining SAAMCo, Mr. Risner served as Senior Portfolio Manager of the Value Line Aggressive Income Trust and the Value Line Convertible Fund.

Stephen Fitzgerald served as a portfolio manager for the GLOBAL BOND PORTFOLIO since the inception date of July 1, 1993 and is currently the sole portfolio manager. Mr. Fitzgerald is Vice President in the London office, and joined GSAM-International in 1992. Prior to 1992, he spent two years managing multi-currency, fixed-income and balanced portfolios at Invesco MIM Limited where he was a senior member of the derivative products group.

Joseph M. Balestrino and Mark E. Durbiano serve as co-portfolio managers of the CORPORATE BOND PORTFOLIO. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of Federated Advisers since 1995. Mr. Balestrino served as an Assistant Vice President of Federated Advisers from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of Federated Advisers since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of Federated Advisers. Mr. Durbiano is a Chartered Financial Analyst.

Robert Angevine and Paul Ghaffari have served as co-portfolio managers of the WORLDWIDE HIGH INCOME PORTFOLIO since the inception date of October 28, 1994. Mr. Angevine is a principal of Morgan Stanley & Co. Incorporated ("Morgan Stanley") and a portfolio manager of MSAM's high yield investments. He has been with the firm since 1988. Mr. Ghaffari is a managing director of Morgan Stanley and a portfolio manager of MSAM's emerging market debt instruments. He has been with the firm since 1983.

Stanton J. Feeley serves as the portfolio manager for the SUNAMERICA BALANCED PORTFOLIO. Mr. Feeley has served as Executive Vice President and Chief Investment Officer of SAAMCo since February 1992. Prior to joining SAAMCo, Mr. Feeley was a Senior Portfolio Manager for Delaware Management Company, Inc.




Mitchell E. Cantor and Ronald E. Gutfleish have served as co-portfolio managers for the equity portion of the ASSET ALLOCATION PORTFOLIO since the inception date of July 1, 1993 and February 1, 1995, respectively. Mr. Cantor is a Vice President of GSAM and joined the company in 1991. Mr. Gutfleish is a Vice President of GSAM, which he joined in 1993. Prior to 1993, he was a principal of Sanford C. Bernstein & Co., Inc. in its Investment Management Research Department. Jonathan A. Beinner and Richard C. Lucy have served as co-portfolio managers for the fixed-income portion of the ASSET ALLOCATION PORTFOLIO since its inception date of July 1, 1993. Mr. Beinner is a Vice President of GSAM, where he joined the Funds Group in 1990. Mr. Lucy is a Vice President of GSAM, where he joined the Funds Group in 1992 after spending nine years managing fixed-income assets at Brown Brothers Harriman & Co.

Christopher H. Wiles and Linda A. Duessel serve as co-portfolio managers of the UTILITY PORTFOLIO. Mr. Wiles joined Federated Investors in 1990 and has been a Vice President of Federated Advisers since 1992. Mr. Wiles served as Assistant Vice President of Federated Advisers in 1991. Mr. Wiles is a Chartered Financial Analyst. Ms. Duessel joined Federated

Investors in 1991, and has been a Vice President of Federated Advisers since 1995. Ms. Duessel was an Assistant Vice President of Federated Advisers from 1991 until 1995.

Michael R. Baldwin and Bruce W. Calvert have served as co-portfolio managers for the GROWTH-INCOME PORTFOLIO since the inception date of February 9, 1993 and Stephen W. Pelensky has served as a co-portfolio manager for the Portfolio since June 30, 1995. Mr. Baldwin is a Vice President of Alliance Capital Management and joined the company in 1989. Mr. Calvert is Vice Chairman and Chief Investment Officer, and joined Alliance Capital Management in 1973. Mr. Pelensky is a Vice President of Alliance Capital Management and joined the company in 1994. Prior to joining Alliance Capital Management, Mr. Pelensky was a portfolio manager and analyst with Affinity Investment Advisors and BEA Associates.

Peter R. Anderson and Scott B. Schermerhorn serve as co-portfolio managers of the FEDERATED VALUE PORTFOLIO. Mr. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of Federated Advisers. Mr. Anderson is a Chartered Financial Analyst. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of Federated Advisers. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J. W. Seligman & Co., Inc.

Christopher C. Davis serves as portfolio manager of the VENTURE VALUE PORTFOLIO. Previously, Shelby M.C. Davis and Christopher C. Davis served as co-portfolio managers of this Portfolio. Mr. Davis has been employed by Davis Selected Advisers, L.P. since September, 1989 as an assistant portfolio manager and research analyst.

James G. Reilly has served as the portfolio manager for the ALLIANCE GROWTH PORTFOLIO since the inception date of February 9, 1993. Mr. Reilly is a Senior Vice President of Alliance Capital Management and joined the company in 1984.



Nigel Hankin serves as co-portfolio manager for the GLOBAL EQUITIES PORTFOLIO. Mr. Hankin is a Vice President of Alliance Capital Management and joined the company in November 1996. Prior to 1996, he served as portfolio manager for Draycott Partners, an indirect subsidiary of Alliance.

Gregory Eckersley serves as co-portfolio manager for the GLOBAL EQUITIES PORTFOLIO. Mr. Eckersley joined the company in November 1996 and is a Vice President of Alliance Capital Management. Prior to 1996, he served as portfolio manager for Draycott Partners, an indirect subsidiary of Alliance.

Barton Biggs has served as a co-portfolio manager for the INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO since the inception date of October 28, 1994 and Francine Bovich and Ann Thivierge have served as co-portfolio managers for the Portfolio since July 1, 1995. Mr. Biggs is Chairman and Chief Investment Officer of Morgan Stanley Asset Management Inc. and a Director of Morgan Stanley Group, Inc. He joined Morgan Stanley in 1973 as a General Partner and Managing Director and is a member of Morgan Stanley Group, Inc.'s Board of Directors and of the Management Committee. Ms. Bovich is responsible for product development, portfolio management and communication of asset allocation strategy. She joined Morgan Stanley Asset Management Inc., as a Principal in 1993. Prior to joining Morgan Stanley Asset Management Inc., Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. and was with the firm from 1986 to 1993. Ms. Thivierge is a Principal of Morgan Stanley Asset Management Inc. and joined the company in 1986 as an Analyst. From 1992 through 1996 she served as a Vice President for Morgan Stanley Asset Management Inc.

Audrey L. Snell serves as the portfolio manager for the AGGRESSIVE GROWTH PORTFOLIO. Ms. Snell is a Senior Vice President of SAAMCo and has been a portfolio manager with the firm since 1991.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT -- State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian, transfer agent and dividend paying agent. State Street maintains custody of the Trust's securities and cash and the records of each shareholder's account. State Street also performs other related shareholder service functions.
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                        PORTFOLIO TURNOVER AND BROKERAGE
=========================================================

All Portfolios effect portfolio transactions without regard to the length of time particular investments have been held. Under certain market conditions, the investment policies of the Portfolios may result in high portfolio turnover.

The portfolio turnover rates for the Portfolios are contained in the section entitled "Financial Highlights." High portfolio turnover involves correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs that are borne directly by the Portfolio involved. Higher turnover rates reflect an increased rate of realization of gains and losses by the Portfolio, which would normally affect the taxable income of the Portfolio's shareholders. Where the shareholder is an insurance company separate account funding variable annuity contracts, qualified as such under the Internal Revenue Code of 1986, as amended ("Code"); however, the contractowners are not currently charged with such income or losses except to the extent provided under the Code (normally when distributions under the contracts are made). Corporate bonds and U.S. government securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.

Broker-dealers involved in the execution of portfolio transactions on behalf of the Trust are selected on the basis of their professional capability and the value and quality of their services. In selecting such broker-dealers, the Adviser and Subadvisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets in which the security can be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. The Adviser or a Subadviser also may select broker-dealers which provide it with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's or Subadviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Further, the Adviser or a Subadviser may effect portfolio transactions through broker-dealer affiliates of the Trust, Adviser or Subadvisers.
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                          DIVIDENDS, DISTRIBUTIONS AND
                                 FEDERAL TAXES
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Under the Code each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stocks or securities or certain foreign currencies (or options, futures or forward contracts thereon) held less than three months ("short-short gains"); provided, however, that foreign currency gains, including those derived from options, futures and forward contracts, will not, in any event, be characterized as short-short gains if they are directly related to the registered investment company's investments in stocks, options or futures thereon; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities). Each Portfolio is intended to meet these qualification requirements.

The restriction on short-stock gains may require a Portfolio to defer closing out a position in a security or financial contract at the most opportunistic time.

So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividend or capital gains dividends. It is the policy of each Portfolio to distribute to its shareholders substantially all of its ordinary income and net long-term capital gains realized during each fiscal year. All distributions are reinvested in shares of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for tax purposes.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.
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                                PRICE OF SHARES
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The Portfolios are open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares of each Portfolio of the Trust are sold at the net asset value per share calculated daily at the close of regular trading (generally, 4:00 p.m., Eastern time). Each Portfolio calculates its net asset value per share by dividing the total value of its net assets by the number of shares outstanding. Assets are generally valued at their market value, where available, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. For a complete description of the procedures involved in valuing various Trust assets, see the Statement of Additional Information.
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                           PURCHASES AND REDEMPTIONS
=========================================================

Shares of the Trust currently are offered only to separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. At present, Trust shares are used as the investment vehicle for annuity contracts only. The Life Companies may issue variable life contracts that also will use the Trust as the underlying investment. The offering of Trust shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Trust simultaneously. Although neither the Life Companies nor the Trust currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Trust, based upon information provided by the Life Companies, would monitor events in order to determine, should a material conflict arise, what action, if any, need be taken in response thereto. Shares of the Trust may be offered to separate accounts of other life insurance companies which are affiliates of the Life Companies.

All shares may be purchased or redeemed by the separate accounts without any sales or redemption charge at the next computed net asset value. Purchases and redemptions are made subsequent to corresponding purchases and redemptions of units of the separate accounts without delay.

Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds are paid on or before the seventh day following the request for redemption.
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                           SHAREHOLDER VOTING RIGHTS
=========================================================

All shares of the Trust have equal voting rights and may be voted in the election of trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing trustees unless and until such time as fewer than a majority of the trustees holding office have been elected by shareholders. At that time, the trustees then in office will call a shareholders' meeting for the election of trustees. The trustees must call a meeting of shareholders for the purpose of voting upon the removal of any trustee when requested to do so by the record holders of 10% or more of the outstanding shares of the Trust. A trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees, provided that immediately after the appointment of any successor trustee, at least two-thirds of the trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of trustees can elect all the trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

A change in the fundamental investment restrictions of a Portfolio requires the vote of a "majority of the outstanding voting securities" of that Portfolio. This term is defined in the 1940 Act and explained in the Statement of Additional Information.

In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a vote of that Portfolio even though: (1) the matter has not been approved by a vote of any other Portfolio; or (2) the matter has not been approved by a vote of the Trust as a whole.

The Life Companies' separate accounts, as shareholders of the Portfolios, have the right to vote each Portfolio's shares at any meeting of shareholders. However, the separate account will vote each Portfolio's shares in accordance with instructions received from contract owners. See the applicable contract prospectus for information regarding contract owners' voting rights.
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                            INDEPENDENT ACCOUNTANTS
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Price Waterhouse LLP has been selected as independent accountants for the Trust.
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                             SHAREHOLDER INQUIRIES
=========================================================

Shareholder inquiries should be directed to Anchor National Life Insurance Company or First SunAmerica Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, telephone number (800) 445-SUN2. In New York, shareholders should call (800) 99-NYSUN.
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                             FINANCIAL INFORMATION
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Further financial information can be found in the Statement of Additional Information, which is available upon written request to the Trust.